UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported)	October 12, 2007

THE PROCTER & GAMBLE COMPANY
(Exact name of registrant as specified in its charter)
Ohio	1-434	31-0411980
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Procter & Gamble Plaza, Cincinnati, Ohio	45202
(Address of principal executive offices)	Zip Code

(513) 983-1100	45202
(Registrant's telephone number, including area code)	Zip Code

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02(d) ELECTION OF DIRECTORS

The Board of Directors of The Procter & Gamble Company (the "Board") announced today that Rajat K. Gupta, who was appointed to the Board on June 12, 2007, and elected by the Company’s shareholders at its annual meeting on October 9, 2007, has been named to the Board's Audit and Innovation & Technology Committees.

The Board also announced that it has dissolved the standing Finance Committee and decided Committee assignments for the Board's four remaining standing Committees, as follows:

Audit	Compensation & Leadership Development
John F. Smith, Jr. (Chair)	W. James McNerney, Jr.
Rajat K. Gupta	Scott D. Cook
Charles R. Lee	Charles R. Lee
Ralph Snyderman	Margaret C. Whitman

Governance & Public Responsibility	Innovation & Technology
Charles R. Lee (Chair)	Ralph Snyderman (Chair)
Lynn M. Martin	Scott D. Cook
W. James McNerney, Jr.	Rajat K. Gupta
John F. Smith, Jr.	Lynn M. Martin
Margaret C. Whitman	Johnathan A. Rodgers
Ernesto Zedillo	Ernesto Zedillo

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                              THE PROCTER & GAMBLE COMPANY
                               BY:  /S/ ERIC J. WUNSCH
                                             Eric J. Wunsch, Assistant Secretary
                                                 Associate General Counsel
                                                October 12, 2007